UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             _______________________

                                    FORM 8-K
                             _______________________


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2004

                              RIVER VALLEY BANCORP
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

         2-47541                                         35-1984567
(Commission File Number)                       (IRS Employer Identification No.)

                                430 Clifty Drive
                             Madison, Indiana 47250
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 265-3421

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events

Item 8.01. Other Events.

     On September 21, 2004, the Registrant announced that it had declared a cash dividend of $0.18 per share of its Common Stock for the quarter ending September 30, 2004. Also on September 21, 2004, the Registrant announced that its wholly-owned subsidiary, River Valley Financial Bank, applied with its regulator for the establishment of a branch office in Sellersburg, Indiana. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction F of Form 8-K, this Exhibit is incorporated herein by this reference.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press Release dated September 21, 2004.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       /s/ Larry C. Fouse
                                       -----------------------------------------
                                       Larry C. Fouse, Vice President of Finance

Dated: September 24, 2004